                                                                     EXHIBIT 4.1

[LOGO OF C NUMBER]                                         [LOGO OF SHARES]

                 [ LOGO OF BROOKDALE LIVING COMMUNITIES, INC.]
                   ------------------------------------------

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP 112462 10 6

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

             THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS

                                 COMMON STOCK



This Certifies that







is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER
                 SHARE, OF
                      BROOKDALE LIVING COMMUNITIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and the provisions of the Restated Certificate of Incorporation and Amended and Restated By-laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

/s/ Michael W. Reschke                                 /s/ Craig G. Walczyk

CHAIRMAN OF THE BOARD                           VICE-PRESIDENT--CHIEF FINANCIAL
                                                OFFICER AND SECRETARY

                  [SEAL OF BROOKDALE LIVING COMMUNITIES INC.]

                                              COUNTERSIGNED AND REGISTERED:
                                                       LASALLE NATIONAL BANK
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

/S/ Mark J. Schulte                           BY
PRESIDENT AND CHIEF EXECUTIVE OFFICER                      AUTHORIZED SIGNATURE

                      BROOKDALE LIVING COMMUNITIES, INC.

     The Corporation is authorized to issue more than one class of stock. The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions thereon. Such requests shall be made to the Corporation's Secretary at the principal executive offices of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common

TEN ENT--as tenants by the entireties

JT TEN-- as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT --........Custodian.........
                     (Cust)            (Minor)
under Uniform Gifts to Minors Act..............................................
                                                    (State)

UNIF TRF MIN ACT -- ..................Custodian (until age.....................)
                         (Cust)
 ...................under Uniform Transfers to Minors Act........................
      (Minor)                                                    (State)

    Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------


                                          X
                                           -------------------------------------

                                          X
                                            ------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S)
                                            AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By
  ---------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.